SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 22, 1999


                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



  Delaware                                 0-20986               22-3005943
  (State or other                        (Commission           (IRS Employer
  jurisdiction of                       File Number)        Identification No.)
  incorporation)



                    121 S. Norwood Drive, Hurst, Texas 76053
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (732) 370-3400



                  550 James Street, Lakewood, New Jersey 08701
              (Former name or former address, if changed since last
                                     report)

Item 1.  Changes in Control of Registrant

         Not Applicable


Item 2.  Acquisition or Disposal of Assets

         Not Applicable


Item 3.  Bankruptcy or Receivership

         Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

         Effective January 22, 1999, the Registrant severed its relationship with its certifying accountants, KPMG Peat Marwick, LLP ("KPMG"). The action was recommended and approved by the audit committee of the Registrant.

         KPMG's reports on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles.

         During the most recent two fiscal years and any of the subsequent interim periods preceding January 22, 1999, there were no disagreements between the Registrant and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, except as follows:

         There was a disagreement with KPMG concerning the amount of the valuation allowance for deferred tax assets at September 30, 1998. Discussions took place between KPMG and the audit committee of the Registrant. The dispute was resolved to KPMG's satisfaction and a valuation allowance of one hundred percent was recorded on the books of the Registrant. KPMG has stated that if the valuation allowance had not been recorded, its report on the Registrant's 1998 consolidated financial statements would have been modified. The Registrant has not restricted KPMG from responding fully to the inquiries of any successor accountant concerning the subject matter of the disagreement.

         None of the "reportable events" described in Item 304(a)(1)(ii) of Regulation S-K occurred with respect to the Registrant during the most recent two fiscal years and any of the subsequent interim periods preceding January 22, 1999.

         The Registrant provided KPMG with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that KPMG furnish it with the letter described in Item 304(a)(3) of Regulation S-K.

Item 5.  Other Events

         Not Applicable


Item 6.  Resignation of Registrant's Directors

         Not Applicable


Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

              Not Applicable

         (b)  Pro forma financial information

              Not Applicable

         (c)  Exhibits

                  None

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVTC, INC.

                                       By:  /s/ David Keener


                                      -----------------------------------
                                       David Keener
                                       Chief Financial Officer

Dated: January 29, 1999